Exhibit 32.1

                      Pacific WebWorks, Inc.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

    We, the undersigned officers of Pacific WebWorks, Inc. certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

..   the quarterly report on Form 10-QSB of the Company for the quarter ended
    September 30, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

..   the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: November 12, 2003
                            Kenneth W. Bell
                            ____________________________________
                            Kenneth W. Bell
                            Chief Executive Officer



Date: November 12, 2003
                            /s/ Thomas R. Eldredge
                            ____________________________________
                            Thomas R. Eldredge
                            Chief Financial Officer